1933 Act Registration No. 811-08773
1940 Act Registration No. 333-52243
--------------------------------------------------------------------------------

SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20546

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]
Pre-Effective Amendment No.                                           [ ]
Post-Effective Amendment No.                                          [1]
                  and

REGISTRATION STATEMENT UNDER
THE INVESTMENT COMPANY ACT OF 1940                                    [X]
Amendment No.                                                         [4]

                       THE AVALON FUND OF ANN ARBOR, INC.
               (Exact name of registrant as specified in Charter)

                          1350 Highland Drive, Suite A
                               Ann Arbor, MI 48108
              (Address of Principle Executive Offices and Zip Code)

                               (800) 355-3553 #112
               (Registrant's Telephone Number including Area Code)

                                Terence P. Smith
                              The Declaration Group
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                     (Name and Address of Agent for Service)

                     Please send copy of communications to:
                             DAVID D. JONES, ESQUIRE
                            518 Kimberton Road, # 134
                        Phoenixville, Pennsylvania 19460
                                  610-718-5381
                                  ------------

Approximate Date of Proposed Public Offering:
---------------------------------------------
As soon as practicable  following effective date.

It is proposed that this filing will become effective (check appropriate box):
------------------------------------------------------------------------------
/ /  immediately upon filing pursuant to paragraph (b)
/ /  on (date) pursuant to paragraph (b)
/X/  60 days after filing pursuant to paragraph (a)(1)
/ /  on (date) pursuant to paragraph (a)(3)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Registrant declares hereby that an indefinite number or amount of its securities has been registered by this Registration Statement.

TOTAL NUMBER OF PAGES _____
EXHIBIT INDEX BEGINS
ON PAGE               _____

                                     Part A

                      THE AVALON CAPITAL APPRECIATION FUND
                                  (the "Fund")

                 A Series of The Avalon Fund of Ann Arbor, Inc.
                          1350 Highland Drive, Suite A
                               Ann Arbor, MI 48108
                                 1-877-228-2566

                                   PROSPECTUS

                                 AUGUST 23, 1999

The Fund's primary investment objective is growth of capital. The Fund attempts to achieve its investment objective by investing primarily in a diversified portfolio of common stocks and securities convertible into common stocks.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

Risk/Return Summary
Fees And Expenses.
Financial Highlights
Investment Objectives and Policies.
Investment Adviser.
Investing In The Fund
How To Sell (Redeem) Shares
Dividends and Distributions
Principal Underwriter
Tax Considerations
General Information
Distribution Fee

                               RISK/RETURN SUMARY

Investment Objectives and Goals
-------------------------------
The Fund's primary investment objective is to achieve growth of capital.

Principal Investment Strategies
-------------------------------
The Fund attempts to achieve its investment objective by investing at least 65% of its assets in a diversified portfolio of common stocks and securities convertible into common stocks. Under normal circumstances, the Fund concentrates its investments in Small-Cap stocks. Small-Cap companies are companies with total market capitalization of less than $1 billion. The Fund's Adviser believes that the common stock and securities convertible into common stock of Small-Cap companies offer the greatest long-term potential for capital growth, due to the various dynamics that influence the growth potential of those types of companies.

To achieve its investment objective of capital growth, the Fund seeks to invest in companies that have an above-average potential for future earnings growth. The Fund's portfolio manager, under the Adviser's supervision, will choose what it considers to be the most promising investments for the Fund from those companies identified as having the following four characteristics:

(1) A low price-to-earnings ratio based upon the trailing twelve months earnings. The P/E ratio must be lower than average P/E ratio of the Standard and Poors 500 Index;
(2)  A strong balance sheet;
(3)  A solid business which can be understood by the portfolio manager; and
(4) A catalyst event which will, in the portfolio manager's opinion, increase the value of the shares.

In seeking to maximize the Fund's growth potential, the Fund's portfolio manager may also sell securities short when it feels that a particular security is vulnerable to a sudden price decline. The Fund may also invest in options contracts when the portfolio manager's proprietary research indicates that the Fund will benefit from such investments.

The portfolio manager will also consider industry diversification as an important factor, and the portfolio manager's investments in certain industries are likely to be adjusted from time to time due to the outlook for earnings in certain sectors.

Short Sales
-----------
The Fund may attempt to limit its exposure to possible declines in the market value of portfolio securities through short sales of securities. The Fund also may use short sales in an attempt to realize gain. To effect a short sale, the Fund sells a security it does not own and simultaneously borrows the security, usually from a brokerage firm, to make delivery to the buyer. The Fund then is obligated to replace the borrowed security by purchasing it at the market price at some future date. Until the security is replaced, the Fund is required to pay the lender any accrued interest or dividends and may be required to pay a premium.

The Fund will realize a gain if the security declines in price between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Fund may be required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

No short sale will be effected which will, at the time of its making, cause the aggregate market value of all securities sold short to exceed 25% of the value of the Fund's net assets. To secure the Fund's obligation to replace any borrowed security, the Fund will place in a segregated account, an amount of cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short; or otherwise cover its short position in accordance with positions taken by the SEC.

In addition to the short sales discussed above, the Fund may also make short sales "against the box", i.e., short sales made when the Fund owns securities identical to those sold short. The Fund may only engage in short sale transactions in securities listed on one or more national securities exchange or on NASDAQ.

In addition to common stock, the Fund may invest in foreign equity securities when, in the Adviser's opinion, such investments would be advantageous to the Fund and help the Fund to achieve its investment objective.

The Fund may also, from time to time, invest a portion of its assets in other securities, such as corporate notes, United States Government bonds, bills, and notes; money market instruments, repurchase agreements, and options on equities. The Fund may also hold a portion of its assets in cash.

Principal Risks of Investing in the Fund
----------------------------------------
Stock Market Risk. The principal risk of investing in the Fund is the risk of losses due to declines in the prices of the common stocks held by the Fund. The Fund invests primarily in common stock, so the Fund will be subject to the risks associated with common stocks, including price volatility and the creditworthiness of the issuing company. The stock market trades in cyclical price patterns, with prices generally rising or falling over time. These cyclical periods may last for a significant period of time.

Short Selling. The principle risks of selling short are the risk of losses due to increases in the price of the stock sold short, losses resulting from borrowing costs, and opportunity cost resulting from "locking in" a profit or loss on stocks shorted "against the box".

Small-Cap Company Risk. The Fund invests in companies that are considered to be smaller companies. Companies with small market capitalizations can be riskier investments than larger capitalized companies, due to their lack of experience, product diversification, cash reserves and lack of management depth.

Year 2000 Risks: As with other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Adviser and the Fund's other service providers don't properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000" or "Y2K" problem. The Adviser is taking steps to address the Y2K problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund.

General Risks. You may lose money by investing in the Fund. Your risk of loss is greater if you hold your investment for shorter time periods. The Fund may be appropriate for long-term investors who understand the potential risks and rewards of investing in common stocks. The value of the Fund's investments will vary from day-to-day, reflecting changes in market conditions, interest rates and other company, political, and economic news. The Fund has a limited operating history, and this may pose additional risks. When you sell your Fund shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund can achieve its investment objective, since all investments are inherently subject to market risk.

Because the Fund has not completed its first full year of operations, a performance bar chart and table describing the Fund's annual performance and comparing that performance to appropriate indices is not yet available. Annual performance information will be included in the Fund's first Annual Report, which will be issued after the end of the Fund's fiscal year, September 30, 1999. Performance information concerning the Fund's first six months of operations is contained in the "Financial Highlights" Section of this Prospectus and in the Fund's Semi-Annual Report, dated March 31, 1999.

                                FEES AND EXPENSES

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees:
-----------------
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases                       4.75%
(as a percentage of offering price)
Redemption Fees                                                        None1
(as a percentage of amount redeemed, if applicable)

Annual Fund Operating Expenses:
-------------------------------
(expenses that are deducted from Fund assets)

Management Fees2                                                       1.95%
Distribution (12b-1) Fees3                                             1.00%
Other Expenses4                                                        0.05%
                                                                       -----
Total Annual Fund Operating Expenses5                                  3.00%

1. The Fund will charge you an account closing fee of $10.00. This is a flat charge that does not vary with the size of your investment. If charged, this fee would increase your costs. This fee is not a fee to finance sales or sales promotion expenses, but is imposed to discourage short-term trading of Fund shares. Furthermore, such fees, when imposed, are credited directly to the assets of the Fund to help defray the expense to the Fund of such short-term trading activities.
2. Management fees include a fee of 0.50% for investment advisory services and 1.45% for administrative and other services. Both fees are paid to the Fund's Adviser.
3. Because 12b-1 fees are paid out of the assets of the Fund on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
4. Because the Fund has not yet completed its first full year of operations, these expenses are estimates.
5. The Adviser has voluntarily agreed to waive receipt of its fees and/or assume certain expenses of the Fund, if it becomes necessary, to help ensure that the Fund's Total Annual Operating Expenses do not exceed 3.00% annually. The Adviser may amend or terminate this agreement at any time, but will notify you in writing at least 30 days in advance of any change.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         One Year          Three Years
                         --------          -----------
                          $ 132               $ 412

An account closing fee of $10.00 and the maximum sales charge of 4.75% is included in these calculations.

                              FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance since its inception on September 30, 1998. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has not been audited. These Financial Highlights, along with other information concerning the Fund are included in the Fund's semi-annual report, which is available without charge upon request.

THE AVALON CAPITAL APPRECIATION FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                  Per Share Data (For a Share Outstanding from
                   November 2, 1998* through March 31, 1999)

                                                                 For the Period
                                                                     Ended
                                                                 March 31, 1999
                                                                   (Unaudited)
                                                                 --------------
Net Asset Value, Beginning of Period                                $  10.00
                                                                    --------
     Investment Operations:
          Net investment income                                         0.03
          Net realized and unrealized gain on                           0.03
          investments

          Total from investment operations                              0.03
                                                                    --------

     Net Asset Value, End of Period                                 $  10.06

     Total Return                                                       0.60%

     Ratios/Supplemental Data
          Net assets, end of period (in 000's)                      $    447
          Ratio of expenses to average net assets
               Before Expense Reimbursement                            2.71%(1)
               After Expense Reimbursement                             1.00%(1)
          Ratio of net investment income (loss) to
          average net assets
               Before Expense Reimbursement                           (0.55)%(1)
               After Expense Reimbursement                             1.16%(1)
          Portfolio turnover rate                                      8.71%

(1)  Annualized

* The Avalon Capital Appreciation Fund commenced operations on November 2, 1998.

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a diversified mutual fund whose primary investment objective is growth of capital. The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of common stock and securities convertible into common stock of Small-Cap companies. There can be no assurance that the Fund's investment objective will be achieved.

Described below are the primary types of securities in which the Fund may invest. A full listing of the Fund's investment restrictions and limitations, including those that may be changed only by vote of the Fund's shareholders, can be found in the Fund's Statement of Additional Information ("SAI").

COMMON STOCKS. The Fund will ordinarily invest at least 65% of its assets in common stock or securities convertible into common stock of companies with market capitalization of less than $1 billion. The market value of common stock can fluctuate significantly, reflecting the business performance of the issuing company, investor perceptions and general economic or financial market movements. Smaller companies are especially sensitive to these factors.

OPTIONS ON EQUITIES. The Fund may invest in options contracts to decrease its exposure to the effects of changes in security prices, to hedge securities held, to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when an options contract is priced more attractively than the underlying security or index.

The Fund may write (i.e. sell) covered call options, and may purchase put and call options, on equity securities traded on a United States exchange or properly regulated over-the-counter market. The Fund may also enter into such transactions on Indexes. Options contracts can include long-term options with durations of up to three years.

The Fund may enter into these transactions so long as the value of the underlying securities on which options contracts may be written at any one time does not exceed 100% of the net assets of the Fund, and so long as the initial margin required to enter into such contracts does not exceed five percent (5%) of the Fund's total net assets. When writing covered call options, to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of the underlying securities upon which the option was written, cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Risk Factors. The primary risks associated with the use of options are; (1) imperfect correlation between a change in the value of the underlying security or index and a change in the price of the option or futures contract, and (2) the possible lack of a liquid secondary market for an options or futures contract and the resulting inability of the Fund to close out the position prior to the maturity date. Investing only in those contracts whose price fluctuations are expected to resemble those of the Fund's underlying securities will minimize the risk of imperfect correlation. Entering into such transactions only on national exchanges and over-the-counter markets with an active and liquid secondary market will minimize the risk that the Fund will be unable to close out a position.

CASH RESERVES. The Fund may hold up to 100% of its net assets in cash to maintain liquidity and for temporary defensive purposes.

The Fund may take a temporary defensive position when, in the Adviser's opinion, market conditions are such that investing according to the Fund's normal investment objectives would place the Fund in imminent risk of loss. In such an event, the Adviser could temporarily convert some or all of the Fund's investments to cash. Such actions are subject to the supervision of the Board of Directors. You should be aware that any time the Fund is assuming a temporary defensive position, the Fund will not be invested according to its investment objectives, and its performance will vary, perhaps significantly, from its norm.

                               INVESTMENT ADVISER

Questar Capital Corporation (the "Adviser"), 1350 Highland Drive, Suite A, Ann Arbor, MI 48108, under an Investment Advisory Agreement with the Fund, furnishes investment advisory services to the Fund. The Advisor is a Michigan corporation and has been registered as an investment adviser with the Securities and Exchange Commission and the State of Michigan. The Adviser has been investment adviser to the Fund since its inception. The Adviser manages the investment portfolio and business affairs of the Fund under an Investment Advisory
Agreement with the Fund, and manages, or arranges to manage, the daily operations of the Fund under an Operating Services Agreement.

Investment Advisory Agreement.
------------------------------
Under the terms of the Advisory Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund's investment policies and restrictions. The Adviser furnishes an investment program for the Fund, determines what investments should be purchased, sold and held, and makes changes on behalf of the Company in the investments of the Fund. At all times the Adviser's actions on behalf of the Fund are subject to the overall supervision and review of the Board of Directors of the Company,

For its investment advisory services to the Fund, the Company pays to the Adviser, on the last day of each month, a fee equal to 0.50% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

Operating Services Agreement.
-----------------------------
Under the terms of the Operating Services Agreement, the Adviser provides, OR ARRANGES TO PROVIDE, day-to-day operational services to the Fund including, but not limited to;

1.  accounting                                     6.  custodial
2.  administrative                                 7.  fund share distribution
3.  legal (except litigation)                      8.  shareholder reporting
4.  dividend disbursing and transfer agent         9.  sub-accounting, and
5.  registrar                                      10. record keeping services

For its services to the Fund under this Agreement, the Fund pays to the Adviser, on the last day of each month, a fee equal to 1.45% of average net asset value of the Fund, such fee to be computed daily based upon the net asset value of the Fund.

The Adviser may, with the Fund's permission, employ third parties to assist it in performing the various services required of the Fund. The Adviser is responsible for compensating such parties.

Portfolio Manager
-----------------
The Adviser has entered into a sub-advisory agreement with Navellier Management, Inc. ("Navellier") where Navellier will provide day-to-day portfolio management for the Fund. Under the sub-advisory agreement, Navellier will chose the investments for the Fund, subject to the overall supervision of the Adviser.

Navellier was founded in 1993 as an investment advisory firm whose principal business is providing financial management services to individuals, pension funds and institutional portfolios. Navellier presently manages approximately $2 billion in client assets.

Mr. Louis G. Navellier is the founder and President of Navellier and has been its chief investment officer since the firm's inception. Mr. Navellier acts as portfolio manager to the Fund. Mr. Navellier has accumulated over thirteen years experience as an investment manager. He is a graduate of California State university with an MBA in Finance. In 1980, Mr. Navellier began publishing the MPT Review, a stock advisory newsletter. Since 1985, Mr. Navellier has been actively managing investment portfolios through his company, Navellier & Associates, Inc. In 1993, Mr. Navellier founded Navellier Management Inc. In addition to the Fund, Navellier Management, Inc. also manages a no-load annuity product and publishes the Blue Chip Growth newsletter.

In order to assist the Fund to grow and prosper in its first year of development, the Adviser has voluntarily agreed to waive receipt of its fees and/ or voluntarily assume certain Fund expenses, to cap the Fund's Total Annual Expenses at not greater than 3.00% of average net assets. If the Adviser waives fees and/or absorbs expenses of the Fund, such an action would have the effect of lowering the Fund's expense ratio and increasing yield to investors during the time such amounts are waived or assumed. The Fund will not be required to pay the Adviser for any amounts voluntarily waived or assumed, nor will the Fund be required to reimburse the Adviser for any amounts waived or assumed during a prior fiscal year. The Adviser's commitment to waive fees and/or assume expenses is entirely voluntary, and may be amended or terminated at any time upon notice to the Board of Directors. However, should the Adviser amend or terminate its commitment, it will notify you in writing at least 30 days prior to any change.

                              INVESTING IN THE FUND

Determination of Share Price
----------------------------
Shares of the Fund are offered at each share's public offering price, which is the Fund's per share net asset value ("NAV") plus the applicable sales charge. NAV per share is calculated by adding the value of Fund investments, cash and other assets, subtracting Fund liabilities, and then dividing the result by the number of shares outstanding. The Fund generally determines the total value of its shares by using market prices for the securities comprising its portfolio. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the Board Of Directors.

The Fund's per share NAV is computed on all days on which the New York Stock Exchange is open for business at the close of regular trading hours on the Exchange, currently 4:00 p.m. East Coast time.

Sales Charges
-------------
Shares of the Fund are subject to a maximum initial sales charge of 4.75%. This means that when you purchase your shares, not all of your money will be immediately invested in the Fund. Part of your purchase price will go to pay the sales charge. You will not pay a sales charge when you redeem your shares.

You may pay a reduced sales charge, or no sales charge at all, under certain conditions. You may pay a reduced sales charge for larger investments. The following sales charges apply to different investment amounts:

                             As a Percentage      As a Percentage
Amount of Purchase           of Offering Price    of Net Asset Value
------------------           -----------------    ------------------
Up to $100,000               4.75%                5.00%
$100,001 to $250,000         3.50%                3.63%
$250,001 to $500,000         2.60%                2.67%
$500,000 to $1 million       2.00%                2.04%
Over $1 million              0.00%                0.00%

Questar Capital Corporation, the Fund's principal underwriter, will pay a dealer concession of a portion of the applicable sales charge to brokers, dealers, and other authorized financial professionals who sell shares of the Fund. From time to time, the Fund's principal underwriter may reallow up to 100% of the sales charge to participating brokers and dealers. Such reallowances may based on attainment of certain sales levels. Dealers will be notified in advance concerning any additional reallowance program, as well as any conditions attaching thereto. During periods when 90% or more of the sales charge is reallowed, such dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

You may purchase Class A shares at net asset value without the imposition of a sales charge if you purchase at least $1 million in shares, in the aggregate, within a thirteen month period. You must sign a letter of intent to accumulate purchases at the time of your initial purchase in order to avoid the sales charge. If you do not complete your accumulated purchase commitment within thirteen months, your shares will be charged the sales charge applicable to the actually invested amount.

Sales charges do not apply to:

o Current or retired board members, officers or employees of the Fund, the Company, the Distributor, the Transfer Agent, or their subsidiaries, spouses and unmarried children under 21.

o Current or retired employees of the Adviser and Sub-Adviser, or their spouses and unmarried children under 21.

o Shareholders who have at least $5 million invested in funds of the Avalon Fund of Ann Arbor, Inc.

o Purchases made with dividend or capital gain distributions from the load shares of another fund in the Avalon Fund of Ann Arbor, Inc.

o Current employees, officers and directors of registered brokers, dealers, investment advisors and other companies that have in effect at the time of purchase a selling agreement with the Company for the distribution of Fund shares.

o Purchases of Fund shares made with the proceeds of redemptions of shares of mutual funds not included in the Avalon Fund of Ann Arbor, Inc.

Opening and Adding To Your Account
----------------------------------
You can invest directly in the Fund in a number of ways. Simply choose the one that is most convenient for you. Any questions you may have can be answered by calling 1-877-228-2566.

Payments for Fund shares must be in U.S. dollars, and in order to avoid fees and delays, should be drawn on a U.S. bank. Please remember that Fund management reserves the right to reject any purchase order for Fund shares if, in the Fund's opinion, such an order would cause a material detriment to existing shareholders. Your purchase of Fund shares is subject to the following minimum investment amounts:

MINIMUM
INVESTMENT               TO OPEN ACCOUNT                    TO ADD TO AN ACCOUNT
----------               ---------------                    --------------------
Regular Account          $1,000                             $500
IRAs                     $1,000                             $ 50

                                       10

AUTOMATIC
INVESTMENT
PLANS
----------

Regular Accounts         $1000                              $100 per month minimum
IRAs                     $1000                              $ 50 per month minimum


HOW TO INVEST            TO OPEN AN ACCOUNT                 TO ADD TO ACCOUNT
-------------            ------------------                 -----------------

By Mail                  Complete an Account                Make your check payable to
                         Registration Form, make            The Avalon Capital Appreciation Fund
                         a check payable to The Avalon      and mail it to the address at left.
                         Capital Appreciation Fund
                         and mail the Form and check
                         to The Avalon Fund of Ann Arbor    Please include your account
                         Inc., c/o Declaration Service      number on your check.
                         Company, 555 North Lane,           Or use the convenient form
                         Suite 6160, Conshohocken           attached to your regular
                         PA  19428.                         Fund statement.

By Wire                  Ask your bank to wire funds        Ask your bank to wire
                         to Account of                      immediately available funds to
                         First Union National Bank,         the location described at the
                         NA, ABA #: ______________          left, except that the wire should
                         Credit: Avalon Fund of Ann         purchase rather than to open
                         Arbor, Inc., Acct. #: __________   a new account.
                         Further credit: The Avalon Capital
                         Appreciation Fund.
                         The wire should state that the     Include your name and
                         Fund purchase is to be in your     account number.
                         name(s).

                         The wire should state that you
                         are opening a new Fund account.

                         Include your name(s), address
                         and taxpayer identification number
                         or Social Security number and
                         the name of the Fund in which you
                         are purchasing shares.

                         Call 1-877-228-2566 to inform us
                         that a wire is being sent.

                                       11

By                       Telephone transactions may         Call 1-877-228-2566 to make
Tele-                    not be used for initial purchases  your purchase.
Phone.                   If you want to make
                         subsequent transactions via
                         telephone,  please select
                         this service on your account
                         Registration Form.

The Avalon Fund of Ann Arbor, Inc. (the "Company") wants you to be kept current regarding the status of your account in the Fund. To assist you, the following statements and reports will be sent to you:

Confirmation Statements   After every  transaction  that  affects  your  account
                          balance or your account registration.

Financial Reports         Quarterly -- to reduce Fund expenses, only one copy of
                          the financial report will be mailed to each taxpayer identification number even if you have more than one account in the Fund.

Purchase By Mail
----------------
Your purchase order, if accompanied by payment, will be processed upon receipt by Declaration Service Company, the Fund's Transfer Agent. If the Transfer Agent receives your order and payment by the close of regular trading on the Exchange (currently 4:00 p.m. East Coast time), your shares will be purchased at the Fund's net asset value calculated at the close of regular trading on that day. Otherwise, your shares will be purchased at the net asset value determined as of the close of regular trading on the next business day.

The Company does not consider the U.S. Postal Service or any other independent delivery service to be its agent. Therefore, deposit in the mail or with such services, or receipt at Declaration Service Company's Post Office Box, of purchase applications or redemption requests does not constitute receipt by the Custodian or the Fund. Do not mail letters by overnight courier to the post office box address. Correspondence mailed by overnight courier should be sent to the Fund at:

                Declaration Service Company
                555 North Lane, Suite 6160
                Conshohocken, PA  19428

All applications to purchase shares of the Fund are subject to acceptance or rejection by authorized officers of the Company and are not binding until accepted. Applications will not be accepted unless they are accompanied by payment in U.S. funds. Payment must be made by check or money order drawn on a U.S. bank, savings & loan or credit union. The Custodian will charge a $20.00 fee against your account, in addition to any loss sustained by the Fund, for any payment check returned to the Custodian for insufficient funds. The Company reserves the right to refuse to accept applications under circumstances or in amounts considered disadvantageous to shareholders. If you place an order for Fund shares through a securities broker, and you place your order in proper form before 4:00 p.m. East Coast time on any business day in accordance with their procedures, your purchase will be processed at the public offering price calculated at 4:00 p.m. on that day, if the securities broker then transmits your order to the Transfer Agent before the end of its business day (which is usually 5:00 p.m. East Coast time). The securities broker must send to the Transfer Agent immediately available funds in the amount of the purchase price within three business days for the order.

By Financial Service Organization
---------------------------------
If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you). Securities brokers and other financial organizations have the responsibility of transmitting purchase orders and funds, and of crediting their customers' accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus.

Telephone Purchases
-------------------
In order to be able to purchase shares by telephone, your account authorizing such purchases must have been established prior to your call. Your initial purchase of shares may not be made by telephone. Shares purchased by telephone will be purchased at the per share net asset value determined at the close of business on the day that the transfer agent receives payment through the Automatic Clearing House. Call the Transfer Agent for details.

You may make purchases by telephone only if you have an account at a bank that is a member of the Automated Clearing House. Most transfers are completed within three business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Declaration Service Company, the Fund's transfer agent, employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may include, but are not limited to, requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither the Transfer Agent nor the Fund will be liable for any loss, cost, or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund has failed to follow procedures such as the above. However, if the Fund fails to follow such procedures, it may be liable for such losses.

Wire Purchases
--------------
If you purchase Fund shares by wire, you must complete and file an Account Registration Form with the Transfer Agent before any of the shares purchased can be redeemed. You should contact your bank (which will need to be a commercial bank that is a member of the Federal Reserve System) for information on sending funds by wire, including any charges that your bank may make for these services.

Miscellaneous Purchase Information
----------------------------------
Federal regulations require that you provide a certified taxpayer identification number whenever you open or reopen an account. Congress has mandated that if any shareholder fails to provide and certify to the accuracy of the shareholder's social security number or other taxpayer identification number, the Company will be required to withhold a percentage, currently 31%, of all dividends, distributions and payments, including redemption proceeds, to such shareholder as a backup withholding procedure.

For economy and convenience, share certificates will not be issued.

                        HOW TO SELL (REDEEM) YOUR SHARES

You may sell (redeem) your shares at any time. You may request the sale of your shares either by mail, by telephone or by wire.

By Mail
-------
Sale requests should be mailed via U.S. mail or overnight courier service to:

                  Declaration Service Company
                  555 North Lane, Suite 6160
                  Conshohocken, PA  19428

The selling price of the shares being redeemed will be the Fund's per share net asset value next calculated after receipt of all required documents in Good Order. Payment of redemption proceeds will be made no later than the third business day after the valuation date unless otherwise expressly agreed by the parties at the time of the transaction.

Good Order means that the request must include:

1.   Your account number.
2. The number of shares to be sold (redeemed) or the dollar value of the amount to be redeemed.
3. The signatures of all account owners exactly as they are registered on the account.
4.   Any required signature guarantees.
5. Any supporting legal documentation that is required in the case of estates, trusts, corporations or partnerships and certain other types of accounts.

Signature Guarantees --
-----------------------
A signature guarantee of each owner is required to redeem shares in the following situations, for all size transactions:

(i)   if you change the ownership on your account;
(ii) when you want the redemption proceeds sent to a different address than is registered on the account;
(iii) if the proceeds are to be made payable to someone other than the account's owner(s);
(iv)  any redemption transmitted by federal wire transfer to your bank; and
(v) if a change of address request has been received by the Company or Declaration Service Company within 15 days previous to the request for redemption.

In addition, signature guarantees are required for all redemptions of $10,000 or more from any Fund shareholder account. A redemption will not be processed until the signature guarantee, if required, is received in Good Order.

Signature guarantees are designed to protect both you and the Fund from fraud. To obtain a signature guarantee, you should visit a bank, trust company, member of a national securities exchange or other broker-dealer, or other eligible guarantor institution. (Notaries public cannot provide signature guarantees.) Guarantees must be signed by an authorized person at one of these institutions, and be accompanied by the words "Signature Guarantee."

By Telephone
------------
You may redeem your shares in the Fund by calling the Transfer Agent at 1-877-228-2566 if you elected to use telephone redemption on your account application when you initially purchased shares. Redemption proceeds must be transmitted directly to you or to your pre-designated account at a domestic bank. You may not redeem by telephone if a change of address request has been received by the Company or the Transfer Agent within 15 days previous to the request for redemption. During periods of substantial economic or market changes, telephone redemptions may be difficult to implement. If you are unable to contact the Transfer Agent by telephone, shares may be redeemed by delivering the redemption request in person or by mail. You should understand that with the telephone redemption option, you may be giving up a measure of security that you might otherwise have had were you to redeem your shares in writing. In addition, interruptions in telephone service may mean that you will be unable to effect a redemption by telephone if desired.

Shares purchased by check for which a redemption request has been received will not be redeemed until the check or payment received for investment has cleared.

By Wire
-------
You may request the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. The Custodian charges a $10 fee for outgoing wires.

Redemption At The Option Of The Fund
------------------------------------
If the value of the shares in your account falls to less than $1000, the Company may notify you that, unless your account is increased to $1000 in value, it will redeem all your shares and close the account by paying you the redemption proceeds and any dividends and distributions declared and unpaid at the date of redemption. You will have thirty days after notice to bring the account up to $1000 before any action is taken. This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts. This right of redemption shall not apply if the value of your account drops below $1000 as the result of market action. The Company reserves this right because of the expense to the Fund of maintaining very small accounts.

                           DIVIDENDS AND DISTRIBUTIONS

Dividends paid by the Fund are derived from its net investment income. Net investment income will be distributed at least annually. The Fund's net investment income is made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in its portfolio.

The Fund realizes capital gains when it sells a security for more than it paid for it. The Fund may make distributions of its net realized capital gains (after any reductions for capital loss carry forwards), generally, once a year.

Unless you elect to have your distributions paid in cash, your distributions will be reinvested in additional shares of the Fund. You may change the manner in which your dividends are paid at any time by writing to Declaration Service Company, 555 North Lane, Suite 6160, Conshohocken, PA 19428.

                              PRINCIPAL UNDERWRITER

Questar Capital Corporation, 1350 Highland Drive, Suite A, Ann Arbor MI 48108. ("Questar") acts as principal underwriter for the Company. The purpose of acting as an underwriter is to facilitate the registration of the Funds' shares under state securities laws and to assist in the sale of shares. Questar also acts as the investment adviser to the Fund. Questar is compensated for its services to the Fund by receiving 12b-1 fees and by retaining a portion of the sales charge on shares sold. Questar provides services to the Fund under a written agreement for such services.

                               TAX CONSIDERATIONS

The Fund intends to qualify as a regulated investment company under Sub Chapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, and distribute substantially all of such income to its shareholders at least annually.

The Fund intends to distribute to shareholders, at least annually, usually in December, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to you as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

You will be advised annually of the source of distributions for federal income tax purposes.

If you fail to furnish your social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from your dividend, capital gain and redemption payments. Dividend and capital gain payments may also be subject to backup withholding if you fail to certify properly that you are not subject to backup withholding due to the under-reporting of certain income.

Taxable distributions generally are included in your gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below your cost basis, such distribution would be taxable to you as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, you should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that you may receive a return of investment upon distribution which will, nevertheless, be taxable.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

                               GENERAL INFORMATION

The Fund will not issue stock certificates evidencing shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates and the need to deliver them upon redemption. Written confirmations are issued for all purchases of shares.

In reports or other communications to investors, or in advertising material, the Fund may describe general economic and market conditions affecting the Fund and may compare its performance with other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar nationally recognized rating services and financial publications that monitor mutual fund performance. The Fund may also, from time to time, compare its performance to the S&P 500, or some other appropriate index.

According to the law of Maryland, under which the Company is incorporated, and the Company's bylaws, the Company is not required to hold an annual meeting of shareholders unless required to do so under the Investment Company Act of 1940. Accordingly, the Company will not hold annual shareholder meetings unless required to do so under the Act.

                                DISTRIBUTION FEES

The Fund has adopted a Distribution Plan (the "12B-1 Plan"), pursuant to which the Fund pays Questar a monthly fee for distribution services at an annual rate of 0.25% of the Fund's average daily net assets, and a monthly fee for shareholder servicing expenses of 0.75% per annum of the Fund's average daily net assets on all of its share classes. Questar may, in turn, pay some or all of such fees to third parties for providing eligible services to the Fund.

The 12B-1 Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. These services include, among other things, processing new shareholder account applications, preparing and transmitting to the Fund's Transfer Agent computer processable tapes of all transactions by customers, and serving as the primary source of information to customers in answering questions concerning the Fund and their transactions with the Fund.

Payments under the 12b-1 Plan are not tied exclusively to the distribution and/or shareholder servicing expenses actually incurred by Questar, and such payments may exceed the expenses actually incurred. The Company's Board of Directors evaluates the Plan on a regular basis.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the National Association of Securities Dealers due to the recurring nature of Distribution (12b-1) fees.

                              FOR MORE INFORMATION

Additional information about the Fund is available in the Fund's semi-annual report to shareholders. In the Fund's semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its first six months of operations.

STATEMENT OF ADDITIONAL                               BY MAIL:
INFORMATION (SAI)

The SAI contains more detailed               The Avalon Fund of Ann Arbor, Inc.
Information on all aspects of the            c/o Declaration Service Company
Fund.  A current SAI, dated August 16,       555 North Lane, Suite 6160
1999, has been filed with the SEC            Conshohocken, PA  19428
and is incorporated by reference
into (is legally a part of) this             BY PHONE:  1-877-228-2566
prospectus.
                                             ON THE INTERNET:
                                             www.______________.com
To request a free copy of the SAI,
or the Fund's latest semi-annual             Or you may view or obtain these
Report, please contact the Fund.             documents from the SEC.

                                             IN PERSON:  at the SEC's Public
                                             Reference Room in Washington, D.C.

                                             BY PHONE:  1-800-SEC-0330

                                             BY MAIL:  Public Reference Section,
                                             Securities and Exchange Commission,
                                             Washington, D.C.  20549-6009
                                             (duplicating fee required)

                                             ON THE INTERNET:  www.sec.gov

                      THE AVALON CAPITAL APPRECIATION FUND
                         c/o Declaration Service Company
                           555 North Lane, Suite 6160
                             Conshohocken, PA 19428
                                 1-877-228-2566

                           Investment Company Act No.
                                    811-08773

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION

                              Dated August 23, 1999

                       THE AVALON FUND OF ANN ARBOR, INC.
                          1350 Highland Drive, Suite A
                               Ann Arbor, MI 48108
                                 1-877-228-2566

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus of The Avalon Capital Appreciation Fund, dated August 23, 1999. You may obtain a copy of the Prospectus, free of charge, by writing to The Avalon Funds of Ann Arbor, Inc, c/o The Declaration Group, 555 North Lane, Suite 6160, Conshohocken, PA 19428 or by calling 1-877-228-2566.

                                TABLE OF CONTENTS

Management of the Fund
Investment Policies and Restrictions
Investment Adviser
Directors and Officers
Performance Information
Purchasing and Redeeming Shares
Tax Information
Portfolio Transactions
Custodian
Transfer Agent
Administration
Distributor
Legal Counsel
Distribution Plan
Financial Statements

                             MANAGEMENT OF THE FUND

The Avalon Fund of Ann Arbor, Inc. (the "Company"), is a corporation organized under the laws of the State of Maryland and operates as an open-end, diversified management company. The Affairs of the Company are managed by a Board of Directors, which approves all significant agreements between the Company and the persons and companies that furnish services to the Fund, including agreements with the Fund's custodian, transfer agent, investment adviser and administrator. All such agreements are subject to limitations imposed by state and/or federal securities laws, and to the extent that any such contract may contradict such statutes, the contract would be unenforceable. The day-to-day operations of the Fund are delegated to the Adviser.

The Company's Articles of Incorporation permit the Board of Directors to issue 500,000,000 shares of common stock. The Board of Directors has the power to designate one or more classes ("series") of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently, the shares of the Fund are the only class of shares being offered by the Company. Shareholders are entitled: (i) to one vote per full share; (ii) to such distributions as may be declared by the Company's Board of Directors out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the shares, and the holders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Fund will be fully paid and nonassessable.

                      INVESTMENT POLICIES AND RESTRICTIONS

The Fund's investment objectives and the manner in which the Fund pursues its investment objectives are generally discussed in the prospectus. This Section provides additional information concerning the Fund's investments and its investment restrictions.

The Fund is a diversified Fund, meaning that as to 75% of the Fund's assets (valued at the time of investment), the Fund will not invest more than 5% of its assets in securities of any one issuer, except in obligations of the United States Government and its agencies and instrumentalities, thereby reducing the risk of loss. The Fund normally will invest at least 65% of total assets in common stock and securities convertible into common stock. The Fund may also invest in a variety of other securities. The primary investments of the Fund are listed in the Prospectus. The Fund may also invest in the follwoing securities.

PREFERRED STOCK. The Fund may invest, without limitation, in preferred stock. Preferred stock generally pays dividends at a specified rate and generally has preference over common stock in the payments of dividends and the liquidation of the issuer's assets. Dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Accordingly, Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are also sensitive to changes in interest rates and in the issuer's creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer's credit rating.

REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in real estate investment trusts (REITs). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed the REITs taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. The Fund intends to include the gross dividends from such REITs in its distribution to its shareholders and, accordingly, a portion of the Fund's distributions may also be designated as a return of capital. The Fund will not invest more than 10% of its assets in REITS.

DEBT SECURITIES. The Fund may invest in corporate or U.S. Government debt securities including zero coupon bonds. Corporate debt securities may be convertible into preferred or common stock. In selecting corporate debt securities for the Fund, the Adviser reviews and monitors the creditworthiness of each issuer and issue. U.S. Government securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. The market value of such securities fluctuates in response to interest rates and the creditworthiness of the issuer. In the case of securities backed by the full faith and credit of the United States Government, shareholders are only exposed to interest rate risk.

Zero coupon bonds do not provide for cash interest payments but instead are issued at a discount from face value. Each year, a holder of such bonds must accrue a portion of the discount as income. Because issuers of zero coupon bonds do not make periodic interest payments, their prices tend to be more volatile than other types of debt securities when market interest rates change.

MONEY MARKET FUNDS. The Fund may invest in securities issued by other registered investment companies that invest in short-term debt securities (i.e., money market fund). As a shareholder of another registered investment company, the Fund would bear its pro rata portion of that company's advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund's shareholders. The Fund may invest in such instruments to the extent that such investments do not exceed 10% of the Fund's net assets and/or 3% of any investment company's outstanding securities.

REPURCHASE AGREEMENTS. The Fund may invest a portion of its assets in repurchase agreements ("Repos") with broker-dealers, banks and other financial institutions, provided that the Fund's custodian always has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, the Fund purchases securities subject to the seller's simultaneous agreement to repurchase those securities from the Fund at a specified time (usually one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All Repos entered into by the Fund must be collateralized by U.S. Government Securities, the market values of which equal or exceed 102% of the principal amount of the money invested by the Fund. If an institution with whom the Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund's ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Fund will enter into Repos only with institutions and dealers considered creditworthy.

CASH RESERVES.
--------------
Although the Fund normally will invest its assets as described above, it may, to meet liquidity needs or for temporary defensive purposes, ordinarily invest a portion of its assets in cash, money market securities such as short term notes issued by the United States Government, its agencies and/or instrumentalities, and debentures, certificates of deposit or bankers acceptances. The Fund may also enter into repurchase agreements. If, in the Adviser's opinion, it is appropriate for the Fund to assume a temporary defensive posture, the Fund may invest up to 100% of its assets in these instruments.

Restricted and Illiquid Securities.
-----------------------------------
The Fund will not invest more than 15% of its net assets in securities that the Adviser determines, under the supervision of the Board of Directors, to be illiquid and/or restricted. Illiquid securities are securities that may be difficult to sell promptly at an acceptable price because of lack of available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. Because illiquid and restricted securities may present a greater risk of loss than other types of securities, the Fund will not invest in such securities in excess of the limits set forth above.

When-Issued Securities and Delayed-Delivery Transactions.
---------------------------------------------------------
The Fund may purchase securities on a when-issued basis, and it may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place at some future date. The Fund may enter into such transactions when, in the Adviser's opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Fund has not established any limit on the percentage of assets it may commit to such transactions, but to minimize the risks of entering into these transactions, the Fund will maintain a segregated account with its Custodian consisting of cash, cash equivalents, U.S. Government Securities or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of its commitments to such transactions.

Portfolio Turnover.
-------------------
The Fund has a limited operating history and therefore has no annual reportable portfolio turnover. Higher portfolio turnover rates may result in higher rates of net realized capital gains to the Fund, thus the portion of the Fund's distributions constituting taxable gains may increase. In addition, higher portfolio turnover activity can result in higher brokerage costs to the Fund. The Fund anticipates that its annual portfolio turnover will be not greater than 50%.

The following investment restrictions are considered to be fundamental policies of the Company and may not be changed without first obtaining the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of: (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

The Fund may not:

(1)  Issue senior securities.

(2) Borrow money, except that the Fund may borrow an amount representing not greater than 5% of the total assets of the Fund from banks as a temporary measure for emergency purposes.

(3)  Underwrite the securities of other issuers.

(4) Purchase or sell real property, including limited partnership interests; provided, however, that the Fund may purchase readily marketable interests in real estate investment trusts or readily marketable securities of companies, which invest in real estate.

(5) Engage in the purchase or sale of commodities or commodity contracts; except that, in connection with the purchase of futures contracts or options on futures contracts, the Fund may invest not more than 2.5% of the Fund's assets as initial margin deposits or premiums for futures contracts. Further, the Fund may enter into futures contracts and option transactions, but only to the extent that obligations under such contracts or transactions represent not more than 100% of the Fund's assets.

(6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets and except that the Fund may engage in repurchase agreements and may lend portfolio securities with an aggregate market value of not more than 33 1/3% of the Fund's total net assets.(Accounts receivable for shares purchased by telephone shall not be deemed loans.)

(7) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that this restriction does not apply to debt obligations of the United States Government which are protected by the full faith and credit of the United States Government.

(8) Enter into short sales; provided however, that the Fund can enter into short sales to the extent that the fair market value of such transactions does not exceed 25% of the net assets of the Fund, and further provided that the Fund segregate assets as described below, and only enter into such transactions with parties from whom it has arranged a simultaneous borrowing arrangement.

(9) (a) Invest more than 25% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentality's, or

     (b)  acquire more than 10% of the voting securities of any one issuer.

The following investment restrictions are not considered to be fundamental policies of the Company and may be changed by the Board of Directors without a shareholder vote.

 The Fund may not:

(10) Invest in warrants to purchase common stock.

(11) Invest in companies for the purpose of exercising control or management

(12) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

(13) Participate on a joint or joint and several basis in any trading account.

(14) Invest in any foreign securities.

(15) Invest more than 10% of its total net assets in illiquid securities.

(16) Invest in oil, gas or other mineral leases.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of fund securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

                               INVESTMENT ADVISER

Information on the Fund's Investment Adviser, Questar Capital Corporation (the "Adviser"), is set forth in the prospectus. This Section contains additional information concerning the Adviser.

The Adviser is organized under the laws of the State of Michigan as an investment advisory corporation and registered broker/dealer. The Adviser is registered as an Investment Adviser with the Securities and Exchange Commission. The Adviser manages the investment portfolio and the general business affairs of the Fund pursuant to an investment services agreement with the Fund (the "Agreement"). Messrs. Robert Boone and John Gakenheimer are officers of the Adviser and Directors of the Company. Accordingly, each of those persons is considered an "affiliated person", as that term is defined in the Investment Company Act of 1940, as amended (the 1940 Act).

The Agreement provides that the Adviser shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Agreement, except by reason of the Adviser's willful misfeasance, bad faith, negligence, or reckless disregard of its obligations and duties under the Advisory Agreement.

The Agreement has a term of two years, but may be continued from year to year so long as its continuance is approved at least annually:

(a) by the vote of a majority of the Directors of the Fund who are not "interested persons" of the Fund or the adviser cast in person at a meeting called for the purpose of voting on such approval, and
(b) by the Board of Directors as a whole or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund.

The Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

                             DIRECTORS AND OFFICERS

The Board Of Directors has overall responsibility for conduct of the Company's affairs. The day-to-day operations of the Fund are managed by the Adviser, subject to the bylaws of the Company and review by the Board of Directors. The directors of the Company, including those directors who are also officers, are listed below. The business address of each director is:

                          1350 Highland Drive, Suite A
                            Ann Arbor, Michigan 48108

                       Position       Principal Occupation for
Name, Age              with Fund      The Last Five Years
----------------------------------------------------------------

Robert E. Boone*       President,     Questar Capital Corp., an investment
(65)                   Director       advisory firm, from 7/97 to Present.
                                      Partner, Director and Shareholder.
                                      Partner in Mariner Financial Services, a registered broker/dealer, from 1980-1994.
                                      37-year career as representative and
                                      principal engaged in selling securities
                                      and insurance products. BS Degree, Bowling
                                      Green State University

John H. Gakenheimer*   Director       President, Questar Planning Corp.,
(44)                                  financial planning services firm, from
                                      7/97 to Present.  Twenty-First Century
                                      Advisors, L.L.C., co-founder. 1996-7/97.
                                      Investment advisors to hedge funds. Money
                                      Concepts Financial Planning Center.
                                      President.  Financial Planning services.
                                      1982-1996. Certified Financial Planner,
                                      Registered Options Principal, Registered
                                      Investment Advisor, BA Degree, Loyola
                                      College.

Richard G. Gerepka*    Director       Branch Manager, Questar Capital
(37)                                  Corp., 7/97 to Present. American
                                      Express Financial Advisors, 1990 to 1997.
                                      Registered representative and financial
                                      planner. Certified Financial Planner,
                                      Registered Principal, BS Degree, New York
                                      University.

George A. Van Niel     Director       SpecCon, Owner - Construction
(64)                                  consultants. 1990 to present.
                                      Richard Trott and Partners, Architects,
                                      Columbus, Ohio. Principal/ Director of
                                      Technical Services. 1987 - 1990. Frequent lecturer and speaker. Distinguished architectural and teaching career spanning
                                      38 years. Registered professional
                                      Architect, Certified Construction
                                      Specifier, Fellow, Construction
                                      Specifications Institute. BA degree in
                                      Architecture, Ohio State University, 1961.

Frederick H. Hoops     Director       Hoops, Hoops, & Hoops, P.L.C.,
(33)                                  Farmington, Michigan. Attorney &
                                      Counselor at Law. 1994 to present.
                                      Bachelor of Music Degree, University of
                                      Michigan, 1988, Juris Doctor degree,
                                      university of Miami School of Law, 1993.
                                      L.L.M. in Estate Planning, University of
                                      Miami, Ohio School of Law, 1994.

* Indicates an "interested person" as defined in the Investment Company Act of 1940.

The table below sets forth the compensation anticipated to be paid by the Company to each of the directors of the Company during the fiscal year ending September 30, 1999.

Name of Director         Compensation   Pension    Annual     Total Compensation
                         from Corp      Benefits   Benefits   Paid to Director
--------------------------------------------------------------------------------
Robert Boone             $0.00          $0.00      $0.00      $0.00
President

John Gakenheimer         $0.00          $0.00      $0.00      $0.00
Director

Richard G. Gerepka       $0.00          $0.00      $0.00      $0.00
Director

George A. Van Niel       $0.00          $0.00      $0.00      $0.00
Director

Frederick H. Hoops       $0.00          $0.00      $0.00      $0.00
Director

As of March 31, 1999, the following persons owned more than 5% of the Fund's outstanding shares.

Name & Address                      Number of Fund Shares     Percentage of Fund
Of Shareholder                      Owned                     Total Net Assets
--------------------------------------------------------------------------------
Aroys Flynn Hayden Trust            4,651                     10.46%
FBO Bruce Hayden
120 Liberty Street, Suite 300
Ann Arbor, MI  48104

Aroys Flynn Hayden Trust            2,791                      6.28%
FBO Barbara Lurkins
120 Liberty Street, Suite 300
Ann Arbor, MI  48104

Robert E. Boone, IRA               11,000                     24.74%
1684 Park Side Court
Ann Arbor, MI  48108

Harold A. Wilson &                  6,088                     13.69%
Mary I. Wilson Trust
797 Textile Road
Ann Arbor, MI  48108

Olga Turner, IRA                    7,418                     16.68%
2180 Scofield-Carleton Road
Carleton, MI  48117-9593

The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of the Fund's outstanding common shares. The Company's bylaws contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of the removed directors.

                             PERFORMANCE INFORMATION

From time to time the Fund may quote total return figures. "Total Return" for a period is the percentage change in value during the period of an investment in Fund shares, including the value of shares acquired through reinvestment of all dividends and capital gains distributions. "Average Annual Total Return" is the average annual compounded rate of change in value represented by the Total Return Percentage for the period.

                                                           [n]
Average Annual Total Return is computed as follows:  P(1+T)   = ERV

Where:    P = a hypothetical initial investment of $1000
          T = average annual total return
          n = number of years
          ERV = ending redeemable value of shares at the end of the period

Yield. The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                          Yield = 2[(a-b/cd + 1)  - 1]

Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursement) c = the average daily number of shares outstanding during the period that they were entitled to receive dividends d = the maximum offering price per share on the last day of the period

The Fund's performance is a function of conditions in the securities markets, portfolio management, and operating expenses. Although information such as that shown above is useful in reviewing the Fund's performance and in providing some basis for comparison with other investment alternatives, it should not be used for comparison with other investments using different reinvestment assumptions or time periods.

In sales literature, the Fund's performance may be compared with that of market indices and other mutual funds. In addition to the above computations, the Fund might use comparative performance as computed in a ranking determined by Lipper Analytical Services, Morningstar, Inc., or that of another service.

                         PURCHASING AND REDEEMING SHARES

Redemptions will be made at net asset value. The Fund's net asset value is determined on days on which the New York Stock Exchange is open for trading. For purposes of computing the net asset value of a share of the Fund, securities traded on security exchanges, or in the over-the-counter market in which transaction prices are reported, are valued at the last sales price at the time of valuation or, lacking any reported sales on that day, at the most recent bid quotations. Securities for which quotations are not available and any other assets are valued at a fair market value as determined in good faith by the Adviser, subject to the review and supervision of the board of directors. The price per share for a purchase order or redemption request is the net asset value next determined after receipt of the order.

The Fund is open for business on each day that the New York Stock Exchange ("NYSE") is open. The Fund's share price or net asset value per share ("NAV") is normally determined as of 4:00 p.m., New York time. The Fund's share price is calculated by subtracting its liabilities from the closing fair market value of its total assets and dividing the result by the total number of shares outstanding on that day. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since the Fund generally does not charge sales or redemption fees, the NAV is the offering price for shares of the Fund. For shares redeemed prior to being held for at least six months, the redemption value is the NAV less a service fee equal to 0.50% of the NAV.

                                 TAX INFORMATION

The Fund intends to qualify as a regulated investment company under SubChapter M of the Internal Revenue Code so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities.

If the Fund qualifies as a regulated investment company and distributes at least 90% of its net investment income, the Fund will not be subject to Federal income tax on the income so distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

The Fund intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gains realized from sales of the Fund's portfolio securities. Dividends from net investment income and distributions from any net realized capital gains are reinvested in additional shares of the Fund unless the shareholder has requested in writing to have them paid by check.

Dividends from investment income and net short-term capital gains are generally taxable to the shareholder as ordinary income. Distributions of long-term capital gains are taxable as long-term capital gains regardless of the length of time shares in the Fund have been held. Distributions are taxable, whether received in cash or reinvested in shares of the Fund.

Each shareholder is advised annually of the source of distributions for federal income tax purposes. A shareholder who is not subject to federal income tax will not be required to pay tax on distributions received.

If shares are purchased shortly before a record date for a distribution, the shareholder will, in effect, receive a return of a portion of his investment, but the distribution will be taxable to him even if the net asset value of the shares is reduced below the shareholder's cost. However, for federal income tax purposes the original cost would continue as the tax basis.

If a shareholder fails to furnish his social security or other tax identification number or to certify properly that it is correct, the Fund may be required to withhold federal income tax at the rate of 31% (backup withholding) from dividend, capital gain and redemption payments to him. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he is not subject to backup withholding due to the under-reporting of certain income.

Taxation of the Shareholder. Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by the Fund during the following January.

Distributions by the Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of such shares include the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A redemption of shares is a taxable event and, accordingly, a capital gain or loss may be recognized. Each investor should consult a tax Adviser regarding the effect of federal, state, local, and foreign taxes on an investment in the Fund.

Dividends. A portion of the Fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund's income is derived from qualifying dividends. Because the Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the Fund that qualifies for the deduction generally will be less than 100%. The Fund will notify corporate shareholders annually of the percentage of Fund dividends that qualifies for the dividend received deductions.

A portion of the Fund's dividends derived from certain U.S. Government obligations may be exempt from state and local taxation. Short-term capital gains are distributed as dividend income. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

Capital Gain Distribution. Long-term capital gains earned by the Fund from the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by the Fund are taxable to shareholders as dividends, not as capital gains.

                             PORTFOLIO TRANSACTIONS

The Fund will generally purchase and sell securities without regard to the length of time the security has been held. Accordingly, it can be expected that the rate of portfolio turnover may be substantial. The Fund expects that its annual portfolio turnover rate will not exceed 50% under normal conditions. However, there can be no assurance that the Fund will not exceed this rate, and the portfolio turnover rate may vary from year to year.

High portfolio turnover in any year will result in the payment by the Fund of above-average transaction costs and could result in the payment by shareholders of above-average amounts of taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Company's Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser's evaluation of the broker's efficiency in executing and clearing transactions. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

                                    CUSTODIAN

First Union National Bank, 1345 Chestnut Street, Philadelphia PA 19101, acts as custodian for the Fund. As such, First Union holds all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by officers of the Company. First Union does not exercise any supervisory function over management of the Fund, the purchase and sale of securities or the payment of distributions to shareholders.

                                 TRANSFER AGENT

Declaration Services Company ("DSC") acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Company and the Adviser. Under the agreement, DSC is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the services to be rendered as transfer agent, The Adviser shall pay Declaration Service Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                 ADMINISTRATION

Declaration Services Company also acts as Administrator to the Fund pursuant to a written agreement with the Company and Adviser. The Administrator supervises all aspects of the operations of the Fund except those performed by the Fund's investment Adviser under the Fund's investment advisory agreement. The Administrator is responsible for:

(a)  calculating the Fund's net asset value
(b) preparing and maintaining the books and accounts specified in Rule 31a-1 and 31a-2 of the Investment Company Act of 1940
(c) preparing financial statements contained in reports to stockholders of the Fund
(d)  preparing the Fund's federal and state tax returns
(e)  preparing reports and filings with the Securities and Exchange Commission
(f)  preparing filings with state Blue Sky authorities
(g)  maintaining the Fund's financial accounts and records

For the services to be rendered as Administrator, The Adviser shall pay Declaration Services Company an annual fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month.

                                   DISTRIBUTOR

Questar Capital Corporation, 1350 Highland Drive, Suite A, Ann Arbor, MI 48108, acts as the principal underwriter of the Fund's shares pursuant to a written agreement with the Fund.

                             INDEPENDENT ACCOUNTANTS

McCurdy & Company, Cincinnati, Ohio will serve as the Company's independent auditors for its first fiscal year.

                                  LEGAL COUNSEL

The Law Offices of David D. Jones, P.C., 518 Kimberton, # 134, Phoenixville, PA 19460, has passed on certain matters relating to this Registration Statement and acts as counsel to the Company.

                                DISTRIBUTION PLAN

As noted in the Fund's Prospectus, the Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund pays 0.25% per annum of the Fund's average daily net assets to the Adviser, Distributor, dealers and others, for providing services relating to the distribution of the Fund's shares, and up to a maximum of 0.75% per annum of the Fund's average daily net assets to the Adviser, Distributor, dealers and others for personal services and/or maintaining shareholder accounts. The fees are paid on a monthly basis, based on the Fund's average daily net assets attributable to each class of shares.

Pursuant to the Plan, the Adviser is entitled to a fee each month (up to the maximum of 1.00% per annum of average net assets of each share class) for expenses incurred in the distribution and promotion of the Fund's shares, including but not limited to, printing of prospectuses and reports used for sales purposes, preparation and printing of sales literature and related expenses, advertisements, and other distribution-related expenses as well as any distribution or service fees paid to securities dealers or others who have executed a dealer agreement with the underwriter. Any expense of distribution in excess of 0.25% per annum will be borne by the Adviser without any additional payments by the Fund. You should be aware that it is possible that Plan accruals will exceed the actual expenditures by the Adviser for eligible services. Accordingly, such fees are not strictly tied to the provision of such services.

The Plans also provide that to the extent that the Fund, the Adviser, or other parties on behalf of the Fund, or the Adviser make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1, such payments shall be deemed to be made pursuant to the Plans. In no event shall the payments made under the Plans, plus any other payments deemed to be made pursuant to the Plans, exceed the amount permitted to be paid pursuant to the Conduct Rules of the National Association of Securities Dealers, Inc., Article III, Section 26(d)(4).

The Board of Directors has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities. The Board therefore believes that it will likely benefit the Fund to have monies available for the direct distribution activities of the Adviser in promoting the sale of the Fund's shares, and to avoid any uncertainties as to whether other payments constitute distribution expenses on behalf of the Fund. The Board of Directors, including the non-interested Directors, has concluded that in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plans will benefit the Fund and its shareholders.

The Plans have been approved by the Funds' Board of Directors, including all of the Directors who are non-interested persons as defined in the 1940 Act. The Plans must be renewed annually by the Board of Directors, including a majority of the Directors who are non-interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plans. The votes must be cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such Directors be done by the non-interested Directors. The Plans and any related agreements may be terminated at any time, without any penalty: 1) by vote of a majority of the non-interested Directors on not more than 60 days' written notice, 2) by the Adviser on not more than 60 days' written notice, 3) by vote of a majority of the Fund's outstanding shares, on 60 days' written notice, and 4) automatically by any act that terminates the Advisory Agreement with the Adviser. The Adviser or any dealer or other firm may also terminate their respective agreements at any time upon written notice.

The Plans and any related agreement may not be amended to increase materially the amounts to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plans or any related agreements shall be approved by a vote of the non-interested Directors, cast in person at a meeting called for the purpose of voting on any such amendment.

The Adviser is required to report in writing to the Board of Directors of the Fund, at least quarterly, on the amounts and purpose of any payment made under the Plans, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plans should be continued.

                              FINANCIAL STATEMENTS

The financial statements of the Fund are incorporated herein by reference to the semi-annual report of the Fund, dated March 31, 1999.

                                     PART C
                                OTHER INFORMATION

Item 23   Exhibits
-------   --------

(a) Articles of Incorporation -- Incorporated by reference from pre-effective amendment # 2, filed on September 22, 1998

(b) Bylaws of Registrant -- Incorporated by reference from initial registration statement, filed on May 8, 1998

(c)  Instruments Defining Rights of Shareholders -- [Not Applicable]

(d) Investment Advisory Agreement -- Incorporated by reference from initial registration statement, filed on May 8, 1998

(e)  Underwriting   Contracts  --   Incorporated   by  reference   from  initial
     registration statement, filed on May 8, 1998

(f)  Bonus or Profit-Sharing Contracts -- None [Not Applicable]

(g)  Custodian   Agreement  --  Incorporated  by  reference  from  pre-effective amendment # 2, filed on September 22, 1998

(h)  Other Material Contracts

     (1) Operating Services Agreement -- Incorporated by reference from initial registration statement, filed on May 8, 1998

     (2) Investment Services Agreement -- Incorporated by reference from initial registration statement, filed on May 8, 1998

(i) Opinion of Counsel -- Incorporated by reference from initial registration statement, filed on May 8, 1998

(j) Other Opinions -- Incorporated by reference from pre-effective amendment # 2, filed on September 22, 1998

(k)  Omitted Financial Statements -- None [Not Applicable]

(l) Initial Capital Agreements -- Incorporated by reference from pre-effective amendment # 2, filed on September 22, 1998

(m) Rule 12b-1 Plan -- Incorporated by reference from pre-effective amendment # 2, filed on August 22, 1998

(n)  Financial Data Schedule -- [Not Applicable]

(o)  Rule 18f-3 Plan -- None [Not Applicable]

Item 24   Persons Controlled by or under Common Control with Registrant.
-------   --------------------------------------------------------------

No person is directly or indirectly controlled by, or under common control with the Registrant.

Item 25   Indemnification.
-------   ----------------

Section 2-418 of the General Corporation Law of Maryland authorizes the registrant to indemnify its directors and officers under specified circumstances. Section 7 of Article VII of the bylaws of the registrant (exhibit 2 to the registration statement, which is incorporated herein by reference) provides in effect that the registrant shall provide certain indemnification to its directors and officers. In accordance with section 17(h) of the Investment Company Act, this provision of the bylaws shall not protect any person against any liability to the registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 26   Business and Other Connections of Investment Adviser.
-------   -----------------------------------------------------

The Adviser has no other business or other connections.

Item 27   Principal Underwriters.
-------   -----------------------

Questar Capital Corporation, 1350 highland Drive, Suite A, Ann Arbor, MI 48108 will be the Fund's principal underwriter.

Item 28   Location of Accounts and Records.
-------   ---------------------------------

Declaration Services Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 29   Management Services.
-------   --------------------

Declaration Services Company.
555 North Lane, Suite 6160
Conshohocken, PA

Item 30   Undertakings.
-------   -------------

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration Statement pursuant to Rule 485(a) under the Securities Act of 1933 and has duly caused this Registration to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Ann Arbor and State of Michigan on the 15th day of June, 1999.

                       The Avalon Fund of Ann Arbor, Inc.
                                  (Registrant)

                       By: /s/ Robert E. Boone, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name                             Title                         Date
----                             -----                         ----

/s/ Robert E. Boone              President, Director           June 15, 1999

/s/ John H. Gakenheimer          Director                      June 15, 1999

/s/ Richard G. Gerepka           Director                      June 15, 1999

/s/ George A. Van Niel           Director                      June 15, 1999

/s/ Frederick H. Hoops           Director                      June 15, 1999